UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________________________________

FORM 8-K
 _______________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2017
 _______________________________________
ENABLE MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware	1-36413	72-1252419
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Leadership Square
211 North Robinson Avenue
Suite 150
Oklahoma City, Oklahoma 73102
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code: (405) 525-7788
 _______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Today we announced that the board of directors of our general partner declared a quarterly cash distribution of $0.318 per unit on all of its outstanding common and subordinated units for the quarter ended December 31, 2016. We also announced today that the board of directors declared a quarterly cash distribution of $0.625 per unit on all Series A Preferred Units for the quarter ended December 31, 2016.

The distributions for the common and subordinated units will be paid February 28, 2017 to unitholders of record as of the close of business on February 21, 2017. The distributions for the Series A Preferred Units will be paid February 15, 2017 to unitholders of record as of the close of business on February 10, 2017.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	News release issued by Enable Midstream Partners, LP dated February 10, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enable Midstream Partners, LP

By:	Enable GP, LLC,
its general partner

By:	/s/ Tom Levescy
Tom Levescy
Senior Vice President, Chief Accounting Officer and Controller

Date: February 10, 2017